Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT is entered into as of March 16, 2011 by and among Tesoro Corporation, a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto on the date thereof (together with the Borrower, collectively, the “Initial Grantors”, and together with any additional Subsidiaries, whether now existing or hereafter formed, which become parties to this Security Agreement by executing a Supplement hereto in substantially the form of Annex I, the “Grantors”), and JPMorgan Chase Bank, National Association, a national banking association, in its capacity as agent (the “Agent”) for the lenders party to the Credit Agreement referred to below.

PRELIMINARY STATEMENT

The Borrower, the Agent and certain financial institutions previously entered into a Credit Agreement dated as of April 17, 2003 (as amended and restated by the Amended and Restated Credit Agreement dated as of April 30, 2003, the Second Amended and Restated Credit Agreement dated as of June 17, 2003, the Third Amended and Restated Credit Agreement dated as of May 25, 2004 and the Fourth Amended and Restated Credit Agreement dated as of May 11, 2007, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

Certain of the Initial Grantors previously entered into the Security Agreement dated as of April 17, 2003 (as amended, restated, supplemented or otherwise modified prior the date hereof, the “Existing Security Agreement”) with the Agent.

The parties to the Existing Credit Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety and in connection therewith have entered into that certain Fifth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lending institutions from time to time party thereto as Lenders and as LC Issuers (collectively, the “Lenders”) and the Agent.

The Grantors (other than the Borrower) are entering into an Amended and Restated Subsidiary Guaranty dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which such Grantors will guarantee the “Guaranteed Obligations” (as defined in the Guaranty).

The Grantors are entering into this Amended and Restated Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement.  Furthermore, each Initial Grantor party to the Existing Security Agreement wishes to affirm its obligations under the terms of the Existing Security Agreement and wishes to amend and restate the terms of the Existing Security Agreement.

ACCORDINGLY, the Grantors and the Agent, on behalf of the Holders of Secured Obligations, hereby agree that the Existing Security Agreement is amended and restated in its entirety as follows:

ARTICLE 1

DEFINITIONS

1.1. Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2. Terms Defined in New York Uniform Commercial Code.  Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.

1.3. Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the New York UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Cash Equivalents” means:

(1)           United States Dollars;

(2)           securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition;

(3)           certificates of deposit and Eurodollar time deposits with maturities of not more than one year form the date of acquisition, bankers’ acceptances with maturities of not more than one year from the date of acquisition and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thompson Bank Watch Rating of “B” or better;

(4)           repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above; and

(5)           commercial paper having the highest rating obtainable from Moody’s or S&P with maturities of not more than one year from the date of acquisition

“Cash Proceeds” shall have the meaning set forth in Article 9 of the New York UCC.

“Chattel Paper” shall have the meaning set forth in Article 9 of the New York UCC.

“Collateral” means:

(1)           all now owned and hereafter acquired Inventory, all Documents related thereto and all rights under any existing or future policy of property loss or casualty insurance on such Inventory:

(2)           all now owned and hereafter acquired rights to payment from Inventory sold or leased and services rendered (whether such rights to payment constitute Accounts or Payment Intangibles, or arise under or in connection with Chattel Paper or Instruments, whether or not such rights to payment constitute Indebtedness or conform to the underlying contract), together with (i) all rights in and to any merchandise or goods which such rights to payment may represent, whether as returned or repossessed goods or otherwise; and (ii) all Liens, letters of credit, insurance, guarantees and other obligations securing or supporting such rights to payment (collectively, “Pledged Accounts”);

(3)           all now owned and hereafter acquired money, Deposit Accounts, Pledged Deposits and deposits therein and Cash Equivalents (whether held directly or in Securities Accounts);

(4)           all now owned and hereafter acquired rights to payment constituting intercompany debt obligations (whether such rights to payment constitute Accounts or Payment Intangibles, or arise under or in connection with Chattel Paper or Instruments, and whether or not such rights to payment constitute Indebtedness), together with all Liens, letters of credit, insurance guarantees and other obligations securing or supporting such rights to payment; provided, however, that such intercompany debt obligations shall not include (x) Specified Intercompany Debt, (y) any Liens, letters of credit, insurance, guarantees and other obligations securing or supporting Specified Intercompany Debt or (z) any Cash Proceeds or Noncash Proceeds of Specified Intercompany Debt;

(5)           all now owned and hereafter acquired rights under contracts and other General Intangibles, but only to the extent necessary, used or useful in (i) the collection, sale or other disposition of the rights to payment described in clause (2) above or (ii) the processing, shipment (including any rights of stoppage in transit), offtake, storage, completion, supply, lease, sale or other disposition (collectively, “Inventory Disposition Actions”) of Inventory which is owned or has been sold as of the date of any such Inventory Disposition Action; and

(6)           all Cash Proceeds and Noncash Proceeds of the foregoing.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the New York UCC.

“Default” means an event described in Section 5.1.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the New York UCC.

“Documents” shall have the meaning set forth in Article 9 of the New York UCC.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“General Intangibles” shall have the meaning set forth in Article 9 of the New York UCC and shall include, without limitation, all agreements, documents and instruments in respect of, as well as the rights and remedies under, the Catalyst Sale/Leaseback Transaction.

“Instruments” shall have the meaning set forth in Article 9 of the New York UCC.

“Inventory” shall have the meaning set forth in Article 9 of the New York UCC.

“New York UCC” means the New York Uniform Commercial Code as in effect from time to time.

“Noncash Proceeds” shall have the meaning set forth in Article 9 of the New York UCC.

“Payment Intangibles” shall have the meaning set forth in Article 9 of the New York UCC.

“Pledged Accounts” shall have the meaning set forth in the definition of “Collateral”.

“Pledged Deposits” means all time deposits of money (other than Deposit Accounts), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the Agent or to any Holder of Secured Obligations as security for any Obligation, and all rights to receive interest on said deposits.

“Receivables” means the Pledged Accounts, Pledged Deposits, and any other rights or claims to receive money which are General Intangibles which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means the “Secured Obligations” (as defined in the Credit Agreement) and the “Guaranteed Obligations” (as defined in the Guaranty).

“Securities Accounts” has the meaning set forth in Article 8 of the New York UCC.

“Security” has the meaning set forth in Article 8 of the New York UCC.

“Security Agreement Supplement” means a Security Agreement Supplement in substantially the form of Annex I attached hereto (with appropriate information inserted or attached to complete such Security Agreement Supplement).

“Specified Intercompany Debt” means all rights to payment at any time owned or acquired by the Borrower or any Subsidiary of the Borrower constituting (a) intercompany Indebtedness resulting from the declaration of a dividend or a debt distribution on account of capital stock of a Subsidiary of the Borrower or a redemption, reclassification or recapitalization of the capital stock of any such Subsidiary and (b) intercompany Indebtedness resulting from the funding of proceeds of any transaction raising capital (whether by the issuance of debt or equity) for the Borrower or any Subsidiary of the Borrower as an intercompany loan to the Borrower or any such Subsidiary (other than the funding of proceeds of any extension of credit or borrowing under the Credit Agreement), in each case, whether such rights to payment constitute Accounts or Payment Intangibles, or arise under or in connection with Chattel Paper or Instruments.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE 2

GRANT OF SECURITY INTEREST

Each Initial Grantor party to the Existing Security Agreement reaffirms the security interest granted under the terms and conditions of the Existing Security Agreement and agrees that such security interest remains in full force and effect and is hereby ratified, reaffirmed and confirmed.  Each Initial Grantor party to the Existing Security Agreement acknowledges and agrees with the Agent that the Existing Security Agreement is amended, restated and superseded in its entirety pursuant to the terms hereof.  Each of the Grantors hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations and (to the extent specifically provided herein) their Affiliates, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of (i) the Secured Obligations in the case of the Borrower and (ii) the “Guaranteed Obligations” (as defined in the Guaranty) in the case of each other Grantor.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Each of the Initial Grantors represents and warrants to the Agent and the Holders of Secured Obligations, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement), that:

3.1. Title, Authorization, Validity and Enforceability.  Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 6.15 of the Credit Agreement, and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto.  The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate or other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit “B”, the Agent will have a fully perfected first priority security interest in the Collateral owned by such Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 6.15 of the Credit Agreement.

3.2. Conflicting Laws and Contracts.  Neither the execution and delivery by such Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Grantor, (ii) such Grantor’s charter, by laws or similar constitutive documents, or (iii) the provisions of any indenture, instrument or agreement to which such Grantor is a party or is subject, or by which it, or its Property may be bound or affected, or conflict with or constitute a default thereunder, or result in or require the creation or imposition of any Lien in, of or on the Property of such Grantor pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of the Agent on behalf of the Holders of Secured Obligations).

3.3. Type and Jurisdiction of Organization.  Each Grantor’s exact legal name and jurisdiction of incorporation, organization or formation (as the case may be) are disclosed in Exhibit “A”.

3.4. Principal Location.  Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit “A”; such Grantor has no other places of business except those set forth in Exhibit “A”.

3.5. Property Locations.  The Inventory of each Grantor is located solely at the locations of such Grantor described in Exhibit “A”.  All of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part B of Exhibit “A” and (ii) at which Inventory is held by a bailee or an Eligible Carrier or on consignment by such Grantor as designated in Part C of Exhibit “A”, with respect to which Inventory such Grantor has delivered bailment agreements, warehouse receipts, bills of lading, financing statements or other documents, as required by Section 4.3.2 hereof and otherwise satisfactory to the Agent to protect the Agent’s and the Holders of Secured Obligations’ security interest in such Inventory.

3.6. No Other Names.  Except as disclosed on Exhibit “A”, such Grantor has not conducted business under any name except the name in which it has executed this Security Agreement, which is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization as of the Closing Date.

3.7. No Default.  No Default or Unmatured Default exists.

3.8. Accounts and Related Chattel Paper.  The names of the obligors, amounts owing, due dates and other information with respect to the Pledged Accounts owned by such Grantor are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Agent by such Grantor from time to time.  As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

3.9. Filing Requirements.  None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute.

3.10. No Financing Statements.  No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed in any jurisdiction except financing statements naming the Agent on behalf of the Holders of Secured Obligations as the secured party.

3.11. Federal Employer Identification Number; State Organization Number.  Such Grantor’s Federal employer identification number, and if such Grantor is a registered organization, such Grantor’s State organization number, are disclosed on Exhibit “A”.

ARTICLE 4

COVENANTS

From the date of this Security Agreement and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated each such subsequent Grantor agrees:

4.1. General.

          4.1.1 Notification of Default.  Each Grantor will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral.

          4.1.2 Financing Statements and Other Actions; Defense of Title.  Each Grantor hereby authorizes the Agent to file, and if requested will execute and deliver to the Agent, all financing statements describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Agent herein.  Each Grantor will take any and all commercially reasonable actions necessary to defend title to the Collateral owned by such Grantor against all persons and to defend the security interest of the Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

          4.1.3 Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  Each Grantor will:

(i)	preserve its existence and corporate/entity structure as in effect on the Closing Date; and

(ii)	not change its jurisdiction of organization,

unless, in each such case, such Grantor shall have given the Agent not less than 30 days’ prior written notice of such event or occurrence and the Agent shall have either (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of such Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Agent’s security interest in the Collateral owned by such Grantor.

          4.1.4 Other Financing Statements.  No Grantor will suffer to exist, or sign or authorize the signing on its behalf or the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by such Grantor, except any Financing Statement authorized under Section 4.1.2.

4.2. Receivables.

          4.2.1 Certain Agreements on Receivables.  No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of a Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory or the rendering of services in accordance with its present policies and in the ordinary course of business.

          4.2.2 Collection of Receivables.  Except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by such Grantor.

          4.2.3 Delivery of Invoices.  Each Grantor will deliver to the Agent immediately upon its request after the occurrence and during the continuance of a Default duplicate invoices with respect to each Account owned by such Grantor bearing such language of assignment as the Agent shall specify.

          4.2.4 Disclosure of Counterclaims on Receivables.  If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable owned by such Grantor by an amount in excess of $250,000 exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff (other than in the ordinary course of business), claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, such Grantor will promptly disclose such fact to the Agent in writing in connection with the inspection by the Agent of any record of such Grantor relating to such Receivable and in connection with any invoice or report furnished by such Grantor to the Agent relating to such Receivable.

4.3. Inventory.

          4.3.1 Maintenance of Goods.  Each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory owned by such Grantor in saleable condition.

          4.3.2 Documents; Waivers. Each Grantor shall perform any and all steps reasonably requested by the Agent to perfect, maintain and protect the Agent’s security interests in and Liens on and against such Grantor’s Collateral composed of Inventory to enable the Agent to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation:

          (i)   if requested by the Agent, delivering to the Agent documents of title covering that portion of the Collateral, if any, located with third parties which issue documents of title;

          (ii)           using its commercially reasonable best efforts to obtain waivers of Liens and access agreements in substantially the form of Exhibit “C” hereto or Exhibit “D” hereto, as applicable (or such other form as may be agreed to by the Agent), from landlords or Eligible Carriers or other third parties in possession of Inventory (in connection with which such Grantor shall be permitted to and hereby is required to update Exhibit “A”) of such Grantor as of the date hereof within 90 days after the date hereof;

          (iii)           at the request of the Agent, appearing in and defending any action or proceeding which may affect adversely such Grantor’s title to, or the security interest of Agent in, any of such Collateral; and

          (iv)           executing and delivering all further instruments and documents, and taking all further action, as the Agent or any Holder of Secured Obligations may reasonably request.

          4.3.3 Notification of Bailees.  If any Inventory that is part of the Collateral is in the possession or control of any warehouseman or Eligible Carrier or any Grantor’s agents or processors, such Grantor shall, upon the Agent’s request, notify such warehouseman, agent or processor of the Agent’s security interest in such Inventory and, upon the Agent’s request, instruct them to hold all such Inventory for the Agent’s account and subject to the Agent’s instructions.

4.4. Chattel Paper, Documents and Pledged Deposits.  Each Grantor will (i) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper constituting Collateral (if any then exist), (ii) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any Chattel Paper constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Agent shall specify, and (iv) upon the Agent’s request, after the occurrence and during the continuance of a Default, deliver to the Agent (and thereafter hold in trust for the Agent upon receipt and immediately deliver to the Agent) any Document evidencing or constituting Collateral.

4.5. Pledged Deposits.  No Grantor will withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of the Agent.

4.6. Deposit Accounts.  Each Grantor will, to the extent required by Section 6.25 of the Credit Agreement, upon the Agent’s request, cause each bank or other financial institution in which it maintains (a) a Deposit Account (other than a Deposit Account maintained for collections from retail sales) to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent in order to give the Agent Control of the Deposit Account or (b) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Agent hereunder and cause each such bank or other financial institution to acknowledge such notification in writing.  In the case of deposits maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

4.7. Federal, State or Municipal Claims.  Each Grantor will notify the Agent of any Collateral owned by such Grantor which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

ARTICLE 5

DEFAULT

5.1. The occurrence of any “Default” under, and as defined in, the Credit Agreement shall constitute a Default.

5.2. Acceleration and Remedies.  Upon the acceleration of the Secured Obligations under the Credit Agreement pursuant to Section 8.1 thereof, the Obligations and, to the extent provided for under the Rate Management Transactions evidencing the same, the Rate Management Obligations, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Agent may, with the concurrence or at the direction of the Required Lenders, exercise any or all of the following rights and remedies:

          5.2.1 Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.2.1 shall not be understood to limit any rights or remedies available to the Agent and the Holders of Secured Obligations prior to a Default.

          5.2.2 Those rights and remedies available to a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

          5.2.3 Without notice except as specifically provided in Section 8.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

The Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Rate Management Obligations outstanding, Lenders party thereto may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Rate Management Obligations pursuant to the terms of the agreement governing any Rate Management Transaction.

5.3. Grantors’ Obligations Upon Default.  Upon the request of the Agent after the occurrence and during the continuance of a Default, each Grantor will permit the Agent, by the Agent’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

5.4. License.  The Agent is hereby granted an irrevocable license or other right to use, following the occurrence and during the continuance of a Default, without charge, each Grantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a Default, such Grantor’s rights under all licenses and all franchise agreements shall inure to the Agent’s benefit.  In addition, each Grantor hereby irrevocably agrees that the Agent may, following the occurrence and during the continuance of a Default, sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Agent may finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

ARTICLE 6

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of the Agent or any Holder of Secured Obligations to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Agent) shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Holders of Secured Obligations until the Secured Obligations have been paid in full.

ARTICLE 7

PROCEEDS; COLLECTION OF RECEIVABLES

7.1. Collection Amount Agreements.  Upon request of the Agent, each Grantor shall execute and deliver to the Agent agreements with respect to the Collection Accounts in the form provided by or otherwise acceptable to the Agent, which agreements shall be accompanied by an acknowledgment by the bank where the account is located of the Lien of the Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Agent.

7.2. Collection of Receivables.  Each Grantor shall manage its deposits, collections and accounts in accordance with Section 6.25 of the Credit Agreement.  The Agent may at any time after the occurrence and during that continuance of a Default, by giving each Grantor written notice, elect to require that the Receivables be paid directly to the Agent for the benefit of the Holders of Secured Obligations.  In such event, each Grantor shall, and shall permit the Agent to, promptly notify the account debtors or obligors under the Receivables owned by such Grantor of the Agent’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Receivables directly to the Agent.  Upon receipt of any such notice from the Agent, each Grantor shall thereafter hold in trust for the Agent, on behalf of the Holders of Secured Obligations, all amounts and proceeds received by it with respect to the Receivables and immediately and at all times thereafter deliver to the Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements.

ARTICLE 8

GENERAL PROVISIONS

8.1. Notice of Disposition of Collateral; Condition of Collateral.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article 9, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

8.2. Compromises and Collection of Collateral.  Each Grantor and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

8.3. Secured Party Performance of Grantor’s Obligations.  Without having any obligation to do so, the Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse the Agent for any reasonable amounts paid by the Agent pursuant to this Section 8.3.  Each Grantor’s obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.4. Authorization for Secured Party to Take Certain Action.  Each Grantor irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent and appoints the Agent as its attorney in fact (i) to indorse and collect any cash proceeds of the Collateral, (ii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statements with respect to the Collateral (which financing statements may describe the Collateral in substantially the same manner as described herein) as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (iii) to enforce payment of the Accounts and Receivables in the name of the Agent or such Grantor, (iv) to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in the Credit Agreement and (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Loan Document), and each Grantor agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable expense incurred by the Agent in connection therewith, provided that this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

8.5. Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.4, 5.3, or 8.7 or in Section 7 will cause irreparable injury to the Agent and the Holders of Secured Obligations, that the Agent and Holders of Secured Obligations have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Holders of Secured Obligations to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6. Use and Possession of Certain Premises.  Upon the occurrence of a Default, the Agent and its representatives and agents shall be entitled to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

8.7. Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Agent and the Holders of Secured Obligations and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent.

8.8. Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.9. Taxes and Expenses.  Any taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any.  The Grantors shall reimburse the Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.10. Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.11. Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Agent or the Holders of Secured Obligations which would give rise to any Secured Obligations are outstanding.

8.12. Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between the Grantors and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Agent relating to the Collateral.

8.13. CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.   IF ANY COURT, TRIBUNAL OR OTHER ENTITY WITH JURISDICTION OVER THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, AND THE TRANSACTIONS EVIDENCED HEREBY AND THEREBY REJECTS THE FOREGOING CHOICE OF NEW YORK LAW, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.14. CONSENT TO JURISDICTION.  THE AGENT AND EACH GRANTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE, COUNTY AND CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS (OTHER THAN ANY COLLATERAL DOCUMENTS) AND THE AGENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

8.15. Indemnity.  Each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify the Agent and the Holders of Secured Obligations, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature  (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Holder of Secured Obligations is a party thereto) imposed on, incurred by or asserted against the Agent or the Holders of Secured Obligations, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Agent or the Holders of Secured Obligations or any Grantor, and any claim for patent, trademark or copyright infringement) except for acts or omissions of the Agent or any Holder of Secured Obligations after such Person has taken possession and control of the Collateral.

8.16. Subordination of Intercompany Indebtedness.  Each Grantor agrees that any and all claims of such Grantor against any other Grantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations.  Notwithstanding any right of any Grantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Holders of Secured Obligations and the Agent in those assets.  No Grantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all Commitments and Facility LCs issued under the Credit Agreement have terminated or expired.  If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Grantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash).  Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Grantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Secured Obligations (other than contingent indemnity obligations) and the termination or expiration of all Commitments of the Lenders and Facility LCs issued pursuant to the Credit Agreement, such Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall forthwith deliver the same to the Agent, for the benefit of the Holders of Secured Obligations, in precisely the form received (except for the endorsement or assignment of the Grantor where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Grantor as the property of the Holders of Secured Obligations.  If any such Grantor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees is irrevocably authorized to make the same.  Each Grantor agrees that until the Secured Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all Commitments and Facility LCs issued under the Credit Agreement have terminated or expired, no Grantor will assign or transfer to any Person (other than the Agent or the Borrower or another Grantor) any claim any such Grantor has or may have against any Obligor.

8.17. Partial Invalidity.  If and to the extent that any Grantor’s obligations hereunder are terminated or are otherwise deemed to be invalid or unenforceable, such termination, invalidity or unenforceability shall not affect the continued effectiveness, validity or enforceability of this Security Agreement with respect to any one or more of the other Grantors.

8.18. Amendment and Restatement.  This Security Agreement amends and restates and is given in substitution for, but not in satisfaction of the Existing Security Agreement; provided that nothing contained in this Security Agreement shall limit or affect the security interests heretofore granted, pledged and/or assigned to the Agent under the Existing Security Agreement, which security interests are hereby ratified, reaffirmed and continued.

ARTICLE 9

NOTICES

9.1. Sending Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Credit Agreement; and any such notice delivered to the Borrower shall be deemed to have been delivered to all of the Grantors.

9.2. Change in Address for Notices.  Each of the Grantors, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE 10

THE AGENT

JPMorgan Chase Bank, National Association has been appointed Agent for the Holders of Secured Obligations hereunder pursuant to Article X of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Holders of Secured Obligations to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article X.  Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, each of the Grantors and the Agent have executed this Security Agreement as of the date first above written.

TESORO CORPORATION
By:	/s/ TRACY JACKSON
Name:	Tracy Jackson
Title:	Vice President Finance, Treasurer

Signature Page to Amended and Restated Security Agreement

IN WITNESS WHEREOF, each of the Grantors and the Agent have executed this Security Agreement as of the date first above written.

                         TESORO WASATCH, LLC
                         TESORO COMPANIES, INC.
                         TESORO ALASKA COMPANY
                         TESORO REFINING AND MARKETING COMPANY
                         TESORO HAWAII CORPORATION
                         TESORO WEST COAST COMPANY, LLC
                         TESORO SIERRA PROPERTIES, LLC
                         TESORO NORTHSTORE COMPANY
                         TESORO SOUTH COAST COMPANY, LLC
                         TESORO TRADING COMPANY
                         TESORO ENVIRONMENTAL RESOURCES COMPANY
                         TESORO AVIATION COMPANY
                         TESORO MARITIME COMPANY
                         TESORO FAR EAST MARITIME COMPANY
                         GOLD STAR MARITIME COMPANY

By:	/s/ TRACY JACKSON
Name:	Tracy Jackson
Title:	Vice President, Finance & Treasurer

Signature Page to Amended and Restated Security Agreement

IN WITNESS WHEREOF, each of the Grantors and the Agent have executed this Security Agreement as of the date first above written.

SMILEY'S SUPER SERVICE, INC.
By:	/s/ JOHN R. RAMSEY
Name:	John R. Ramsey
Title:	President

Signature Page to Amended and Restated Security Agreement

Acknowledged this 14th day of March, 2011
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ J. DEVIN MOCK
Name:	J. Devin Mock
Title:	Vice President

Signature Page to Amended and Restated Security Agreement

EXHIBIT A

(See Sections 3.3, 3.4, 3.5 and 4.13 of Security Agreement)

Exact Legal name of Grantor:
TESORO CORPORATION

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 95-0862768
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO WASATCH, LLC

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-3009694
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO COMPANIES, INC.

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-2385513
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO ALASKA COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-1646130
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: Alaska

Exact Legal name of Grantor:
TESORO REFINING AND MARKETING COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 76-0489496
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: Primarily in: California, Washington, Utah, and North Dakota

Exact Legal name of Grantor:
TESORO HAWAII CORPORATION

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 99-0143882
Jurisdiction of Incorporation/Organization/Formation: Hawaii
Location of Inventory: Hawaii

Exact Legal name of Grantor:
TESORO WEST COAST COMPANY, LLC

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 35-2295010
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO SIERRA PROPERTIES, LLC

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 36-4606745
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO NORTHSTORE COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 92-0098209
Jurisdiction of Incorporation/Organization/Formation: Alaska
Location of Inventory: Alaska

Exact Legal name of Grantor:
TESORO SOUTH COAST COMPANY, LLC

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 37-1541638
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: California

Exact Legal name of Grantor:
TESORO TRADING COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 75-3025497
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: Delaware

Exact Legal name of Grantor:
TESORO ENVIRONMENTAL RESOURCES COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-1956314
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO AVIATION COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-2922277
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO MARITIME COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-2886466
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
TESORO FAR EAST MARITIME COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-2886469
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
GOLD STAR MARITIME COMPANY

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 74-2886462
Jurisdiction of Incorporation/Organization/Formation: Delaware
Location of Inventory: N/A

Exact Legal name of Grantor:
SMILEY'S SUPER SERVICE, INC.

Chief Executive Office:
19100 Ridgewood Parkway
San Antonio, TX 78259

FEIN: 80-0051001
Jurisdiction of Incorporation/Organization/Formation: Hawaii
Location of Inventory: Hawaii

(include name of Warehouse Operator or other Bailee or Consignee):

2

EXHIBIT “B”
(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Debtor	Jurisdiction
Tesoro Corporation	Delaware
Tesoro Wasatch, LLC	Delaware
Tesoro Companies, Inc.	Delaware
Tesoro Alaska Company	Delaware
Tesoro Refining and Marketing Company	Delaware
Tesoro Hawaii Corporation	Hawaii
Tesoro West Coast Company, LLC	Delaware
Tesoro Sierra Properties, LLC	Delaware
Tesoro Northstore Company	Alaska
Tesoro South Coast Company, LLC	Delaware
Tesoro Trading Company	Delaware
Tesoro Environmental Resources Company	Delaware
Tesoro Aviation Company	Delaware
Tesoro Maritime Company	Delaware
Tesoro Far East Maritime Company	Delaware
Gold Star Maritime Company	Delaware
Smiley's Super Service, Inc.	Hawaii

3

EXHIBIT “C”

Form of Landlord Agreement 1

To:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Agent
2200 Ross Avenue, 9th Floor
Dallas, Texas 75201
Attention of Region Manager
Telecopy No. (214) 965-4731

[Name of Entity], a [Type of Entity] (“Grantor”), is the lessee under a lease between Grantor and _________________ (the “Lessor”) covering the premises located at                                                                (the “Premises”) as more fully described in the lease attached hereto as Exhibit A and as modified by any amendments, if any, attached thereto (collectively, the “Lease”).  The Lessor is the sole owner of the Premises.  Grantor has certain of its assets located on the Premises.

Grantor has entered into that certain Amended and Restated Security Agreement dated as of  March 16, 2011 by and among Tesoro Corporation (the “Company”), certain subsidiaries of the Company and JPMorgan Chase Bank, National Association, as Agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) to secure the obligations of the Company under that certain Fifth Amended and Restated Credit Agreement dated as of March 16, 2011 by and among the Company, the lending institutions from time to time parties thereto as Lenders and as LC Issuers (collectively, the “Lenders”) and the Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein but not defined herein or in the Security Agreement shall have the meanings ascribed thereto in the Credit Agreement.

In order to induce the Agent and the Lenders (together with their respective agents, successors and assigns) to continue such financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby certifies and agrees as follows:

(i)           The Lease is in full force and effect, and in the form attached hereto as Exhibit A, represents the full and complete agreement between the Grantor and the undersigned concerning the Premises and the Lease shall not be amended or modified in any material respect without the Agent’s prior written consent, which consent shall not be unreasonably withheld.

1           To be modified to be in recordable form in the applicable jurisdiction.

4

(ii)           Grantor is not in default under the Lease, nor, to the undersigned’s knowledge, are there any events or conditions which, by the passage of time or giving of notice or both, would constitute a default thereunder by Grantor.

(iii)           The undersigned will not assert against any of Grantor’s assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent.

(iv)           The undersigned is not aware of any dispute, action, suit, condemnation proceeding, claim, or right of setoff pending or threatened with respect to the Lease or the Premises.

(v)           None of the Collateral located on the Premises shall be deemed to be fixtures.

(vi)           The undersigned will notify the Agent if Grantor defaults on its lease obligations to the undersigned and allow the Agent thirty (30) days from the Agent’s receipt of notice in which to cure or cause Grantor to cure any such defaults.  If such default cannot reasonably be cured within the thirty (30) day period, and provided the Agent is diligently pursuing a cure, then the Agent shall have a reasonable period to cure such default.

(vii)           The undersigned shall accept performance by the Agent of the Grantor’s obligations under the Lease as though the same had been performed by the holder of the Grantor’s interest therein at the time of such performance.  Upon the cure of any such default, any notice of Landlord advising of any default or any action of the undersigned to terminate the Lease or to interfere with the occupancy, use or enjoyment of the Premises by reason thereof, which action has not been completed, shall be deemed rescinded and the Lease shall continue in full force and effect.  The undersigned shall not be required to continue any possession or continue any action to obtain possession upon the cure of any such default.

(viii)           If, for any reason whatsoever, the undersigned either deems itself entitled to redeem or to take possession of the Premises during the term of Grantor’s lease, the undersigned will notify the Agent five (5) days before taking such action.

(ix)           If Grantor defaults on its obligations to the Agent or any Lender and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will permit the Agent to remain on the Premises for one-hundred and twenty (120) days (provided, that the foregoing period shall be tolled from and during the pendency of any bankruptcy or other insolvency proceedings with respect to the Grantor) after the later to occur of (a) the date on which the Agent gives the undersigned notice of the default and (b) the date on which the Agent is given access to the Premises, provided the Agent pays the rental payments due under the Lease for the period of time the Agent occupies the Premises, or, at the Agent’s option, to remove the Collateral from the Premises within a reasonable time, not to exceed one-hundred and twenty (120) days (provided, that the foregoing period shall be tolled from and during the pendency of any bankruptcy or other insolvency proceedings with respect to the Grantor) after the later to occur of (i) the date on which the Agent gives the undersigned notice of the default and (ii) the date on which the Agent is given access to the Premises, provided the Agent pays the rental payments due under the Lease for the period of time the Agent occupies the Premises, and will not hinder the Agent’s actions in enforcing its liens on the Collateral.

5

(x)           In the event that Grantor shall become a debtor under the Federal Bankruptcy Code and, in connection therewith, Grantor shall reject the Lease as an executory contract, then within thirty (30) days following such rejection, upon the written request by the Agent, the undersigned shall enter into a new lease of the Premises with the Agent or its designee (who shall be reasonably acceptable to the undersigned), for the benefit of the Lenders which new lease (1) shall be effective as of the date of the termination of the Lease, (2) shall be for a term expiring as of the last day of the term of the Lease, and (3) shall be on substantially the same terms and conditions as the Lease (including any provisions for renewal or extension of the term of the Lease); provided that the Agent or such designee, as the case may be, shall be required, as a condition to the effectiveness of such new lease, to pay the Lessor any amount equal to any rent remaining unpaid by Grantor under the Lease.

Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

The agreements contained herein shall continue in force until the earlier of (i) the expiration date of the Lease (provided no provision is made for the extension or renewal of the Lease) or (ii) the date on which all of Grantor’s obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements between Agent and the Lenders and Grantor have been terminated.

The Lessor will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver.  This waiver may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the Lessor, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the Lessor.

THE LESSOR AGREES THAT NOTHING CONTAINED IN THIS WAIVER SHALL BE CONSTRUED AS AN ASSUMPTION BY THE AGENT OR ANY LENDERS  OF ANY OBLIGATIONS OF GRANTOR CONTAINED IN THE LEASE.

THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT GRANTOR’S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY GRANTOR OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LESSOR PURSUANT TO THE TERMS OF THE LEASE.

Executed and delivered this ____ day of               , ____, at _______________________, ______________________.

6

[Name of Lessor]

By:__________________________

Title:

Address:

AGREED &ACKNOWLEDGED:

[GRANTOR]

By:

Title:

Address:

7

ACKNOWLEDGMENT

STATE OF	)
) SS.
COUNTY OF	)

Before me, a Notary Public in and for said County, personally appeared                                     , a                                      [type of entity], by the                                      of such [type of entity], who acknowledged that (s)he did sign the foregoing instrument on behalf of said [type of entity] and that said instrument is the voluntary act and deed of said [type of entity] and his/her voluntary act and deed as such officer of said [type of entity].

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this      day of                             , _____ at                      ,                                     .

Notary Public
My Commission Expires:

(Notarial Seal)

8

ACKNOWLEDGMENT

STATE OF	)
) SS.
COUNTY OF	)

Before me, a Notary Public in and for said County, personally appeared _________________________, a ____________________, by the                                      of such _________________, who acknowledged that (s)he did sign the foregoing instrument on behalf of said _________________ and that said instrument is the voluntary act and deed of said ______________ and his/her voluntary act and deed as such officer of said ______________.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this      day of                             , ____ at                      ,                                     .

Notary Public
My Commission Expires:

(Notarial Seal)

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EXHIBIT “A”

to

Landlord Agreement

Lease 2

(attached hereto)

2           To include legal description of the premises

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 EXHIBIT “D”

Form of Third Party Agreement 3

To:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Agent
2200 Ross Avenue, 9th Floor
Dallas, Texas 75201
Attention of Region Manager
Telecopy No. (214) 965-4731

       [Name of Entity], [Type of Entity], (“Grantor”), now does or hereafter may have certain of its merchandise, inventory, or other of its personal property for processing, storage, consignment, engineering, evaluation or repairs, located at _______________ (the “Premises”) owned or leased by the undersigned.

Grantor has entered into that certain Amended and Restated Security Agreement dated as of March 16, 2011 by and among Tesoro Corporation (the “Company”), certain subsidiaries of the Company and JPMorgan Chase Bank, National Association, as Agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) to secure the obligations of the Company under that certain Fifth Amended and Restated Credit Agreement dated as of March 16, 2011 by and among the Company, the lending institutions from time to time parties thereto as Lenders and as LC Issuers (collectively, the “Lenders”) and the Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein but not defined herein or in the Security Agreement shall have the meanings ascribed thereto in the Credit Agreement.

In order to induce the Agent and the Lenders (together with their respective agents, successors and assigns) to continue such financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby certifies and agrees that:

      (i)  it is holding and shall hold all present and future Collateral in its possession for the benefit of Agent;

      (ii)  it will not assert against any of Grantor’s assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

      (iii) the Collateral shall be identifiable as being owned by the Grantor and kept reasonably separate and distinct from other property in the possession of the undersigned;

3           To be accompanied by three-party UCC in the case of bailees and consignees.

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        (iv)  none of the Collateral located on the Premises shall be deemed to be fixtures; and

        (v)  if Grantor defaults on its obligations to the Lenders or the Agent and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned (a) will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, (b) will permit the Agent to either remain on the Premises for one-hundred and twenty (120) days (provided, that the foregoing period shall be tolled from and during the pendency of any bankruptcy or other insolvency proceedings with respect to the Grantor) after the later to occur of (i) the date on which the Agent gives the undersigned notice of the default and (ii) the date on which the Agent is given access to the Premises or to remove the Collateral from the Premises within a reasonable time, not to exceed one-hundred and twenty (120) days (provided, that the foregoing period shall be tolled from and during the pendency of any bankruptcy or other insolvency proceedings with respect to the Grantor) after the later to occur of (i) the date on which the  Agent gives the undersigned notice of the default and (ii) the date on which the Agent is given access to the Premises, provided in either instance that the Agent leaves the Premises in the same condition as existed immediately prior to such 120-day period, and the Agent shall indemnify the undersigned for any damages arising solely out of its occupancy of the Premises, and (c) will not hinder the Agent’s actions in enforcing its liens on the Collateral.

Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

    The agreements contained herein shall continue in force until the date on which all of Grantor’s obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Grantor have been terminated.

The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement.  The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of any of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

Executed and delivered this ____ day of __________, ____, at _______________________.

                   [Name and Address of Bailee]

                     (By)_______________________

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ANNEX I

to

SECURITY AGREEMENT SUPPLEMENT

Reference is hereby made to the Amended and Restated Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of March 16, 2011, made by each of Tesoro Corporation, a Delaware corporation (the “Borrower”) and the Subsidiaries of the Borrower party thereto on such date (together with the Borrower, collectively, the “Initial Grantors”, and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Security Agreement Supplement in substantially the form hereof, the “Grantors”), in favor of the Agent.  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Security Agreement.

By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [__________] [corporation/limited liability company/limited partnership] (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by the Security Agreement as if originally a party thereto.  The New Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations and (to the extent specifically provided in the Security Agreement) their Affiliates, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of (i) the Secured Obligations in the case of the Borrower and (ii) the “Guaranteed Obligations” (as defined in the Guaranty) in the case of each other Grantor.

By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Security Agreement are true and correct in all respects as of the date hereof.  The New Grantor represents and warrants that the supplements to the Exhibits to the Security Agreement attached hereto are true and correct in all respects and that such supplements set forth all information required to be scheduled under the Security Agreement with respect to the New Grantor. The New Grantor shall take all steps necessary to perfect, in favor of the Agent, a first-priority security interest in and lien against the New Grantor’s Collateral.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

IN WITNESS WHEREOF, the New Grantor has executed and delivered this Annex I counterpart to the Security Agreement as of this ___________ day of ____________, 20___.

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                      [NAME OF NEW GRANTOR]

                      By:__________________________

                      Title:_________________________

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